UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _____)

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MTS SYSTEMS CORPORATION

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MTS Systems Corporation 14000 Technology Drive Eden Prairie, MN 55344-2290 Telephone 952-937-4000 Fax: 952-937-4515 Info@mts.com www.mts.com

December 21, 2006

Dear MTS Shareowner:

On behalf of the Board of Directors, you are invited to attend the Company’s Annual Meeting of Shareowners. The meeting will be held on Tuesday, January 30, 2007 at 5:00 p.m. at the Company’s headquarters in Eden Prairie, Minnesota.

We would like all our shareowners to be represented at the Annual Meeting, in person or by proxy. Last year, 91% of the shares were voted and we thank our shareowners for that response. Please help us by taking a few minutes to complete, sign, date and return the enclosed proxy card so it is received prior to the meeting on January 30, 2007, or follow the instructions on the proxy card for voting via telephone or Internet. Please vote your proxy even if you plan to attend the Annual Meeting. Shareowners who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

Very truly yours,

Sidney W. Emery, Jr.
Chairman and Chief Executive Officer

MTS SYSTEMS CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREOWNERS
TO BE HELD JANUARY 30, 2007

The Annual Meeting of Shareowners of MTS Systems Corporation (the “Company”) will be held on Tuesday, January 30, 2007 at the Company’s headquarters located at 14000 Technology Drive, Eden Prairie, Minnesota 55344. The meeting will convene at 5:00 p.m., Central Standard Time, for the following purposes:

1.	To elect seven directors to hold office until the next Annual Meeting of Shareowners or until their successors are duly elected;
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year; and
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has set the close of business on December 1, 2006 as the Record Date for the determination of shareowners entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof.

For the Board of Directors,

John R. Houston
Secretary

MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota 55344

December 21, 2006

All shareowners are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, sign and date the enclosed proxy card and return it as promptly as possible in the postage-paid envelope provided. For alternative voting methods, please refer to the information under the captions “Vote by Phone” and “Vote by Internet” on the proxy card. The proxy is solicited by the Board of Directors and may be revoked or withdrawn by you at any time before it is exercised.

MTS SYSTEMS CORPORATION

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to the shareowners of MTS Systems Corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareowners to be held on Tuesday, January 30, 2007 (the “Annual Meeting”) at 5:00 p.m., Central Standard Time, at the Company’s headquarters located at 14000 Technology Drive, Eden Prairie, Minnesota 55344, or any adjournments or postponements thereof.

The Company’s Annual Report for the fiscal year ended September 30, 2006 (“fiscal 2006”), including audited financial statements, is being mailed to shareowners concurrently with this Proxy Statement.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareowners will vote upon (1) the election of seven directors, (2) the ratification of the independent registered public accounting firm, and (3) such other business as may properly come before the meeting or any adjournments or postponements thereof.

Who is entitled to vote?

Only shareowners of record at the close of business on December 1, 2006 will be entitled to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. Each outstanding share of common stock, $.25 par value (the “Common Stock”), entitles its holder to cast one vote on each matter to be voted upon.

Shareowners have cumulative voting rights in the election of directors. If any shareowner gives proper written notice to any officer of the Company before the Annual Meeting, or to the presiding officer at the Annual Meeting, that shareowner may cumulate votes for the election of directors by multiplying the number of votes to which the shareowner is entitled by the number of directors to be elected and casting all such votes for one nominee or distributing them among any two or more nominees. If such notice is given, all votes by shareowners for directors will be cumulated. For instance, if a shareowner only votes for one nominee, such vote will be automatically cumulated and cast for that nominee. If a shareowner has voted for more than one nominee, the total number of votes that the shareowner is entitled to cast will be divided equally among the nominees for whom the shareowner has voted.

Who can attend the Annual Meeting?

All shareowners as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about December 21, 2006 to all holders of the Common Stock of the Company as of the Record Date.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our Common Stock outstanding on the Record Date will constitute a quorum. A quorum is required for business to be conducted at the Annual Meeting. As of the Record Date, 18,210,587 shares of Common Stock of the Company were outstanding.

If you submit a properly executed proxy card or vote your proxy electronically through the Internet or by telephone, even if you abstain from voting, then you will be considered part of the quorum. Broker non-votes will be counted as present for purposes of determining the existence of a quorum.

How do I vote?

Sign and date each proxy card you receive and return it in the postage-paid envelope provided or to the location indicated on the enclosed proxy card or vote electronically through the Internet or by telephone by following the instructions on the proxy card. Shares represented by proxies properly signed, dated and returned, or submitted through the Internet or by telephone, will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed, or submitted through the Internet or by telephone, but contains no instructions, the shares represented thereby will be voted FOR all directors in Proposal 1, FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year in Proposal 2, and, at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

The Internet and telephone voting procedures are designed to verify shareowners’ identities, allow them to give voting instructions and confirm that their instructions have been recorded properly. Shareowners voting through the Internet should be aware that they may incur costs to access the Internet and that these costs will be at the expense of the shareowner.

If you wish to vote by Internet or telephone, you must do so before 12:00 p.m. Central Standard Time on January 29, 2007. After that time, Internet and telephone voting will not be permitted and a shareowner wishing to vote, or revoke an earlier proxy, after such time must submit a signed proxy card or vote in person.

Can I change my vote after I return my proxy card or vote electronically?

Yes. Even after you have submitted your proxy or voted electronically through the Internet or by telephone, you may change your vote at any time before the proxy is exercised at the Annual Meeting. You may change it by:

1)	Returning a later-dated proxy (by mail, Internet or telephone);
2)	Delivering a written notice of revocation to our Assistant Secretary at 14000 Technology Drive, Eden Prairie, Minnesota 55344; or
3)	Attending the Annual Meeting and voting in person at the Annual Meeting (although attendance at the Annual Meeting without voting at the Annual Meeting will not, in and of itself, constitute a revocation of your proxy).

What does the Board of Directors recommend?

The Board of Directors’ recommendations are set forth after the description of the proposals in this proxy statement. In summary, the Board of Directors recommends a vote:

1)	FOR the election of each of the nominated directors (see Proposal 1).
2)	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year (see Proposal 2).

If you return a properly executed proxy card without specific voting instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each Proposal?

For Proposal 1, in accordance with Minnesota law, directors are elected by a plurality of votes cast. The seven nominees receiving the highest number of votes will be elected.

For Proposal 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm, each shareowner will be entitled to one vote for each share of stock held, and the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

With respect to any other matter that properly comes before the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. A “WITHHELD” vote is the same as an abstention. Accordingly, abstentions (or “withhold authority” as to directors) will have the same effect as a negative vote.

If your shares are held in the “street name” of a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the proposal to be acted upon. If you do not give your broker instructions as to how to vote your shares, your broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors. Brokers cannot vote on their customers’ behalf on “non-routine” proposals. These rules apply notwithstanding the fact that shares of our Common Stock are traded on the NASDAQ Stock Market. If your brokerage firm votes your shares on “routine” matters because you do not provide voting instructions, your shares will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting and in determining the number of shares voted for or against the routine matter. If your brokerage firm lacks discretionary voting power with respect to an item that is not a routine matter and you do not provide voting instructions (a “broker non-vote”), your shares will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but will not be counted in determining the number of shares voted for or against the non-routine matter.

Who will count the vote?

Wells Fargo Shareowner Services, our independent stock transfer agent, is expected to be appointed as Inspector of Elections to count the votes.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards or vote electronically through the Internet or by telephone for each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, Wells Fargo Shareowner Services, at 1-800-468-9716.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the matters described in this Proxy Statement, if any other business is presented at the Annual Meeting, your proxy gives authority to each of Sidney W. Emery, Jr. and John R. Houston to vote on such matters at their discretion.

How are proxies solicited?

In addition to use of the mail, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, through electronic transmission, facsimile transmission, or personal solicitation. No additional compensation will be paid to such individuals. We will request that banks, brokerage houses, other custodians, nominees and certain fiduciaries forward proxy materials and annual reports to the beneficial owners of our Common Stock as of the Record Date.

Who pays for the cost of this proxy solicitation?

The Company will bear the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional information furnished to shareowners. We will reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

SECURITY OWNERSHIP OF PRINCIPAL SHAREOWNERS AND MANAGEMENT

The following table sets forth, as of the close of business on December 1, 2006, the number and percentage of outstanding shares of Common Stock of the Company beneficially owned (i) by each person who is known to the Company to beneficially own more than five percent of the Common Stock of the Company, (ii) by each director and director nominee of the Company, (iii) by each executive officer named in the Summary Compensation Table below, and (iv) by all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Mairs and Power, Inc. 332 Minnesota Street, Suite W-1520 Saint Paul, MN 55101	1,680,980	(1)	9.2%
Barclays Global Investors, NA
Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	1,163,503	(2)	6.4%
T. Rowe Price Associates, Inc 100 East Pratt Street Baltimore, MD 21202	1,154,150	(3)	6.3%
Sidney W. Emery, Jr.	355,191	(4)(5)	2.0%
Ricardo Artigas	0
Jean-Lou Chameau	8,700		*
Merlin E. Dewing	15,700	(4)	*
Brendan C. Hegarty	9,700		*
Lois M. Martin	2,200		*
Barb J. Samardzich	16,000	(4)	*
Linda Hall Whitman	8,320		*
Laura B. Hamilton	60,471	(4)	*
Joachim Hellwig	30,334	(4)	*
Susan E. Knight	88,534	(4)(6)	*
Kathleen M. Staby	41,955	(4)	*
All directors and executive officers as a group (12 persons)	637,105	(4)	3.5%

*	Less than 1%.
(1)	According to the Schedule 13F filed on November 14, 2006 with the Securities and Exchange Commission (the “SEC”), Mairs and Power, Inc. has reported that as of September 30, 2006, it has sole voting power and sole investment power over 1,680,980 shares.
(2)	According to the Schedule 13F filed on November 14, 2006 with the SEC, Barclays Global Investors, NA has reported that as of September 30, 2006, it has sole voting power and sole investment power over 642,305 shares and no voting power over 63,599 shares. Barclays Global Fund Advisors has reported that as of September 30, 2006, it has sole voting power and sole investment power over 457,599 shares.
(3)	Based upon information provided to the Company. In particular, T. Rowe Price Associates, Inc. (“Price Associates”) has advised us that it has sole dispositive power for 1,154,150 shares and sole voting power for 148,200 shares as of September 30, 2006. These securities are owned by various individual and institutional investors for which Price Associates serves as investment advisor with power to direct investments and/or power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(4)	Includes the following number of shares which could be purchased under stock options exercisable within 60 days of December 1, 2006: Mr. Emery, 172,052 shares; Mr. Dewing, 8,000 shares; Ms. Samardzich, 10,000 shares; Ms. Hamilton, 39,414 shares; Mr. Hellwig, 23,601 shares; Ms. Knight, 71,834 shares; Ms. Staby, 30,401 shares; and by all directors and executive officers as a group, 355,302 shares.

(5)	Includes 6,021 shares owned jointly with spouse and 124,122 shares owned by the Sidney W. Emery, Jr. and Vicki Lee Emery Revocable Trust, of which Mr. and Mrs. Emery are co-trustees. Voting and investment power over those shares are shared accordingly in each instance.
(6)	Includes 10,000 shares owned jointly with spouse. Voting and investment power over those shares are shared accordingly.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven directors will be elected at the Annual Meeting. Upon the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated for election the seven persons named below and each has consented to being named a nominee. Each nominee listed below, except for Mr. Artigas, is currently a director of the Company and will, if elected, serve until the next Annual Meeting of Shareowners or until a successor is elected. If any nominee is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose. It is intended that proxies will be voted for such nominees. The proxies cannot be voted for a greater number of persons than seven. Due to the Company’s tenure limit policy, Ms. Linda Hall Whitman will not stand for re-election this year. Mr. Ricardo Artigas is being nominated for the first time this year.

The names of the nominees, their principal occupations for at least the past five years and other information are set forth below:

Ricardo Artigas – Age 64	Retired, December 2005, General Electric Company (global technology, manufacturing, services and financial business); most recently, GE Corporate Vice President (1994-2005); President and CEO, GE Energy Services (1997-2005); President and Chief Executive Officer, GE Power Controls, Barcelona, Spain, (1994-1997); General Manager, Engineering and Manufacturing Operations, GE Transportation (1993-1994); General Manager, Transit and Off-Highway Vehicles Business Operations, GE Transportation (1991-1993). Held various GE engineering and management positions prior to 1991. A former David Ross Fellow, Purdue University. A director of several non-profit community organizations.

Jean-Lou Chameau – Age 53 Director since 1998	President, California Institute of Technology since September 2006; Provost and Vice President at the Georgia Institute of Technology June 2001 – August 2006; Dean of the College of Engineering and Georgia Research Alliance Eminent Scholar at the Georgia Institute of Technology from 1997 to June 2001; Vice Provost for Research and Dean of Graduate Studies at the Georgia Institute of Technology from 1995 to 1997; President of Golder Associates, Inc. (engineering and environmental consulting company) from 1994 to 1995; Director of the School of Civil and Environmental Engineering at the Georgia Institute of Technology from 1991 to 1994; Professor of Geotechnical Engineering Program at Purdue University from 1980 to 1991; a director of a number of non-profit and private organizations.

Merlin E. Dewing – Age 72 Director since 2002	Chairman and founder of Dewing Financial Services, Inc. (financial services company) since January 1998; Chairman of KPMG BayMark (management services company) from 1995 to 1998; various executive positions with KPMG LLP (independent registered public accounting firm) from 1961 to 1995, including Vice-Chairman – Audit; currently Chairman of Banner Health Systems; former President of the Minnesota Society of CPAs and former Chairman of the Greater Minneapolis Chamber of Commerce.

Sidney W. Emery, Jr. – Age 60 Director since 1998	Chairman of the Board of Directors of the Company since January 1999; Chief Executive Officer and President of the Company since March 1998; management and executive positions with Honeywell, Inc. (manufacturer of control systems) from 1985 to 1997 (Area Vice President, Western and Southern Europe from 1994 to 1997; Group Vice President, Military Avionics Systems from 1989 to 1994; Vice President and General Manager, Space Systems Division from 1988 to 1989; Vice President, Operations, Process Controls Division from 1985 to 1988); Director of Urologix, Inc. since October 2005 and the Minnesota Business Partnership; Chairman, Board of Governors, University of St. Thomas School of Engineering.

Brendan C. Hegarty – Age 64 Director since 1998	Consultant since January 2003; Chief Executive Officer of Nano Magnetics (start-up nanotechnology company located in the United Kingdom) from 2001 to 2003; Executive Vice President and Chief Operating Officer of Seagate Technology (manufacturer of computer disk drives) from 1993 to 1998; Senior Vice President and Chief Technical Officer of Seagate Technology from 1989 to 1993; Vice President of Thin Film Head Operations for Control Data Corporation (computer hardware and software company) from 1988 to 1989; management and executive positions with IBM (computer hardware and software company) from 1967 to 1987.

Lois M. Martin – Age 44 Director since 2006	Senior Vice President and Chief Financial Officer of Capella Education Company (parent company of Capella University, an accredited on-line university) since November 2004; Executive Vice President and Chief Financial Officer of World Data Products, Inc. (worldwide provider of server, storage, network and telecom solutions) from 2002 to 2004; various executive positions, including Senior Vice President and Chief Financial Officer, for Deluxe Corporation (provider of paper-based and electronic payment systems to financial institutions and retailers) from 1993 to 2001; International Controller for Carlson Companies (worldwide provider of hospitality, travel and marketing services) from 1990 to 1993; Director of ADC Telecommunications Inc. since 2004.

Barb J. Samardzich – Age 48 Director since 2001	Vice President of Ford Motor Company (automobile manufacturer) and Vice President, Powertrain Operations since November 2005; Executive Director - Small FWD and RWD Vehicles of Ford Motor Company from 2002 to 2005; Chief Engineer for the Automatic Transmission Engineering Operations of Ford from 2000 to 2002; Quality Director for the Small and Medium Vehicle Center of the European operations of Ford from 1999 to 2000; Chief Program Engineer for F650/F750 Ford trucks from 1998 to 1999; previously held various positions in the Powertrain division of Ford from 1990 to 1998. Prior to joining Ford, Ms. Samardzich held various engineering, sales and marketing positions in the Commercial Nuclear Fuel Division of Westinghouse Electric Corporation from 1981 to 1990.

In accordance with Minnesota law, directors are elected by a plurality of votes cast. The seven nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE “FOR” EACH NOMINEE LISTED.

Other Information Regarding the Board

Meetings.    The Board of Directors met four times during fiscal 2006, which ended September 30, 2006. The Board also took action in writing in lieu of a meeting one time during fiscal 2006. None of the directors attended fewer than 75% of the aggregate number of Board meetings and Committee meetings on which he or she served during fiscal 2006. The Governance and Nominating Committee of the Board of Directors has determined that each member of the Board other than Mr. Emery is independent, as defined by the applicable rules of the National Association of Security Dealers for companies listed on the NASDAQ Stock Market. Mr. Dewing, one of the Company’s independent directors, serves as the Company’s Lead Director. It is the Company’s policy that all directors should attend the Annual Meeting of Shareowners. All directors, except Dugald K. Campbell, attended last year’s Annual Meeting of Shareowners.

Board Committees.    In light of the pending retirement from the Board of Directors by Ms. Whitman and nomination of Mr. Artigas, the Board of Directors expects to change the composition of its various committees following the Annual Meeting.

The Audit Committee of the Board of Directors is currently composed of Mr. Dewing (Chair), Ms. Martin and Ms. Whitman. The Audit Committee met seven times during fiscal 2006. Among other duties, the Audit Committee (i) selects the Company’s independent registered public accounting firm; (ii) reviews and evaluates significant matters relating to the audit and internal controls of the Company; (iii) reviews and approves management’s processes to ensure compliance with laws and regulations; (iv) reviews the scope and results of the audits by, and the recommendations of, the Company’s independent registered public accounting firm; and (v) pre-approves, in accordance with its pre-approval policy, all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee also reviews the audited consolidated financial statements of the Company and meets prior to public release of quarterly and annual financial information. The Chair of the Audit Committee or the full Audit Committee meets with Company management prior to filing of the Company’s quarterly and annual reports containing financial statements with the SEC.

A report of the Audit Committee is contained in this Proxy Statement. All members of the Company’s Audit Committee satisfy the National Association of Security Dealers listing standards for Audit Committee membership. The Board of Directors has determined that both Mr. Dewing and Ms. Martin are “audit committee financial experts” under the Sarbanes-Oxley Act of 2002. The Audit

Committee operates under a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement and is available to shareowners on the Company’s Internet site located at www.mts.com.

The Human Resources Committee of the Board of Directors, which is currently composed of Mr. Hegarty (Chair), Mr. Chameau and Ms. Samardzich, met four times during fiscal 2006 and took action in writing in lieu of meeting one time. The Human Resources Committee (i) reviews and makes recommendations to the Board of Directors regarding the employment practices and policies of the Company; (ii) annually reviews and approves the compensation paid to the Chief Executive Officer and other executive officers (subject to ratification by the independent directors of the Board); (iii) evaluates the performance of the Chief Executive Officer; (iv) administers and reviews the retirement plans of the Company and approves any amendments related to such plans; (v) administers and grants awards under the Company’s stock option and annual incentive plans; and (vi) reviews management and leadership development and succession plans for management (subject to review by the independent directors of the Board for the Chief Executive Officer position).

A report of the Human Resources Committee is contained in this Proxy Statement. The Committee’s membership is determined by the Board of Directors and all members are independent directors as defined by the rules of the National Association of Security Dealers for companies listed on the NASDAQ Stock Market. The Human Resources Committee Charter is available to shareowners on the Company’s Internet site located at www.mts.com.

The Governance and Nominating Committee of the Board of Directors, which is currently composed of Ms. Whitman (Chair), Mr. Dewing, Ms. Martin and Ms. Samardzich, met four times during fiscal 2006. All members of the Governance and Nominating Committee are independent directors as defined by the rules of the National Association of Securities Dealers for companies listed on the NASDAQ Stock Market. The responsibilities of the Governance and Nominating Committee include (i) Board governance practices, (ii) Board evaluation, (iii) Board compensation; and (iv) identifying, screening and recommending director nominees for selection by the Board. The Governance and Nominating Committee Charter is available to shareowners on the Company’s Internet site located at www.mts.com.

In identifying prospective director candidates, the Governance and Nominating Committee considers its personal contacts, recommendations from shareowners and recommendations from business and professional sources, including executive search firms. During fiscal 2006, Heidrick & Struggles, an executive search firm, was on retainer with the Company to identify director candidates. Mr. Artigas was recommended by Heidrick & Struggles. The Governance and Nominating Committee’s policy is to consider qualified candidates for positions on the Board who are recommended in writing by shareowners. Shareowners wishing to recommend candidates for Board membership rather than directly nominating an individual should submit the recommendations in writing to the Secretary of the Company at least 90 days prior to a date corresponding to the previous year’s Annual Meeting, with the submitting shareowner’s name, address, and pertinent information about the proposed nominee similar to that set forth for nominees named herein. When evaluating the qualifications of potential new directors, or the continued service of existing directors, the Governance and Nominating Committee will consider a variety of criteria, including the individual’s integrity, experience dealing with complex problems, specialized skills or expertise, diversity of background, independence, financial expertise, freedom from conflicts of interest, ability to understand the role of a director and ability to fully perform the duties of a director. While candidates recommended by shareowners will generally be considered in the same manner as any other candidate, special consideration will be given to existing directors desiring to stand for re-election given their history of service and their knowledge of the Company, as well as the Board’s knowledge of their level of contribution, resulting from such service.

A shareowner intending to nominate an individual as a director at an Annual Meeting, rather than recommend the individual to the Governance and Nominating Committee for consideration as a nominee, must comply with the advance notice requirements set forth in the Company’s Bylaws. The Company’s Bylaws provide that any shareowner entitled to vote generally in the election of directors may nominate one or more persons for election as directors provided that such shareowner has provided written notice of such intention to the Secretary of the Company. Such notice must be given not less than 45 days nor more than 75 days prior to the meeting date corresponding to the previous year’s Annual Meeting date and must contain certain required information.

Shareowners wishing to recommend for nomination or nominate a director should contact the Company’s Secretary for a copy of the relevant procedure and a full delineation of the criteria considered by the Governance and Nominating Committee when evaluating potential new directors or the continued service of existing directors.

Communications with the Board of Directors.    The Company’s Board of Directors provides a process for shareowners to communicate with the Board of Directors. The manner in which shareowners can send communications to the Board is set forth on the Company’s Internet site located at www.mts.com.

Code of Business Conduct.    In August 2003, the Company adopted by resolution of the Board of Directors a code of ethics, known as the “MTS Code of Business Conduct,” which applies to all directors, officers, other employees and contractors of the Company. The Company believes that the Code not only documents its historic good business practices but also sets forth guidelines for ensuring that all Company personnel act with the highest standards of integrity. The MTS Code of Business Conduct, as well as any waivers from and amendments to the Code, are posted on the Company’s Internet site at www.mts.com.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table shows, for the fiscal years ended September 30, 2006, October 1, 2005, and October 2, 2004 the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Sidney W. Emery, Jr., the Company’s Chairman, Chief Executive Officer and President, and each of the other four most highly compensated executive officers of the Company, as determined in accordance with the SEC rules (together with Mr. Emery, the “Named Executives”):

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Restricted Stock Awards($)	Securities Underlying Options (#)	All Other Compensation ($)(2)

Sidney W. Emery, Jr. Chairman, Chief Executive Officer and President	2006	483,014	354,307		52,200	16,200
	2005	444,797	443,720		56,100	15,665
	2004	409,550	661,427		56,800	14,983
Susan E. Knight Chief Financial Officer and Vice President	2006	276,274	151,007		21,000	16,200
	2005	263,116	154,686		23,500	15,813
	2004	250,181	245,448		24,000	15,390
Laura B. Hamilton Senior Vice President	2006	240,998	125,416		21,000	16,200
	2005	220,421	165,485		23,500	15,813
	2004	208,597	233,022		24,000	14,234
Joachim Hellwig(3) Vice President	2006	227,634	103,308		9,800	22,146
	2005	224,822	115,814		11,800	29,150
	2004	205,060	114,141		11,800	26,582
Kathleen M. Staby Vice President	2006	193,925	63,598		9,000	16,200
	2005	175,048	64,633		8,300	15,813
	2004	167,795	97,992		8,300	15,329

(1)	Except as otherwise noted, represents earnings under the Executive Variable Compensation (EVC) Plan or Management Variable Compensation (MVC) Plan. The amounts listed were earned in the fiscal year shown and were paid or will be paid in the following year, unless deferred by the Named Executive.
(2)	Except as otherwise noted, represents contributions by the Company to the Company’s Retirement Savings Plan and the Company’s 401(k) Plan on behalf of the Named Executives. For Mr. Hellwig, 2006 includes $13,015, 2005 includes $12,916, and 2004 includes $11,810 as contributions by MTS Sensor Technologie GmbH & Co KG (“MTS Sensor”) to Mr. Hellwig’s retirement pension insurance fund pursuant to a letter dated February 6, 1987. For Mr. Hellwig, 2006 includes $9,131, 2005 includes $16,233, and 2004 includes $14,772 as payment for unused vacation time.
(3)	Mr. Hellwig resides in Luedenscheid, Germany and operates from MTS Sensor’s offices in Germany where he is the Vice President and General Manager. Mr. Hellwig’s cash compensation was paid in euros and translated to U.S. dollars using the average exchange rates of $1.23 for 2006, $1.27 for 2005, and $1.21 for 2004. The U.S. dollar values in this Summary Compensation Table reflect variation of the exchange rate of the U.S. dollar against the euro as well as actual changes in compensation from year to year.

Stock Options

The following table sets forth information concerning grants of stock options under the Company’s stock option plans to the Named Executives during the fiscal year ended September 30, 2006:

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value ($)(2)

S. W. Emery, Jr.	52,000	12.0	39.14	07/03/2011	641,160
S. E. Knight	21,000	4.8	39.14	07/03/2011	258,930
L. B. Hamilton	21,000	4.8	39.14	07/03/2011	258,930
J. Hellwig	9,800	2.2	39.14	07/03/2011	120,834
K. M. Staby	9,000	2.1	39.14	07/03/2011	110,970

(1)	Each option becomes exercisable in equal installments over a period of three years commencing one year after the date of grant.
(2)	Based upon a Black-Scholes valuation method. Weighted average assumptions used include expected average option life (3.5 years), risk-free interest rate (5.14%), dividend yield (1.02%) and historical volatility (3.56%).

Option Exercises and Holdings

The following table sets forth information with respect to the Named Executives concerning the exercise of options during the fiscal year ended September 30, 2006 and unexercised options held as of September 30, 2006:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

S. W. Emery, Jr.	7,275	125,312	172,052	108,533	2,626,780	190,466
S. E. Knight	0	0	71,834	44,666	1,105,600	80,480
L. B. Hamilton	22,575	542,059	39,414	44,666	506,292	80,480
J. Hellwig	0	0	23,601	21,599	285,996	39,566
K. M. Staby	10,500	343,086	30,401	17,299	490,385	27,826

(1)	Based on closing price of $32.34 per share of the Company’s Common Stock on September 29, 2006.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding grants under all equity compensation plans of the Company as of September 30, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (thousands) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (thousands) (c)

Equity compensation plans approved by security holders	1,667	$28.06	2,037	(1)
Equity compensation plans not approved by security holders	0	0	0

Total	1,667	$28.06	2,037

(1)	Includes 2,037 shares available for issuance under the 2006 Employee Stock Purchase Plan as of September 30, 2006.

Human Resources Committee Report on Executive Compensation

The Human Resources Committee annually prepares this report on executive compensation for inclusion in the proxy statement.

Overview and Philosophy.    The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees. The Committee intends total compensation to be competitive in the job markets in which the Company competes for executives and incentive compensation to fluctuate based on performance and results against established goals. The objectives of the Company’s executive compensation program are to:

•	Establish and maintain systematic compensation programs whereby executives are compensated in relation to their level of responsibilities and their work performance;
•	Maintain programs that will enable management to attract and retain qualified and competent executives;
•	Provide flexibility within programs to meet changing competitive and economic conditions; and
•	Maintain equitable and consistent relationships between positions within the Company.

The Company uses various compensation surveys (international, national and local) to develop its compensation strategy and plans and focuses on median total targeted compensation data provided in the surveys. These surveys are also used by the Committee for executive compensation.

Components of Executive Compensation.    There are four components to the Company’s executive compensation program upon which the Company’s executive officers, including the Named Executives, are compensated: (i) base salary; (ii) annual incentive; (iii) equity based incentives; and (iv) retirement. The Committee may adjust the mix of these components from year to year.

Base Salary.    The Committee annually reviews the base salary for the Named Executives in relation to base salaries paid by companies included in the compensation surveys. Base salary for an executive officer is established each year based on (i) a compensation range corresponding to the executive’s responsibilities and (ii) the executive’s overall individual job performance against objectives the Committee believes are critical to the Company’s long-term progress. These objectives include, but are not limited to, progress on the Company’s current business plan’s objectives, long-term strategies and staff development. Base salary adjustments for the Chief Executive Officer are recommended to the independent directors of the Board and salary adjustments for the other Named Executives are recommended to the full Board of Directors. Salary adjustments are made annually in January but may be made at other times as deemed appropriate.

Annual Incentive.    The Committee annually reviews the annual incentive plans and the goals of the Named Executives. For fiscal year 2006, the Named Executives participated in the Executive Variable Compensation (EVC) Plan. Under such EVC Plan, the Committee recommended to the independent directors the objectives upon which the Chief Executive Officer’s incentive is principally based. The objectives of the other Named Executives’ for the EVC Plan were recommended to the full Board of Directors. These objectives were a mix of per share earnings, earnings before interest and tax, revenue, and working capital as a rate to revenue.

Annual cash incentive payments under the EVC Plan are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”). The purpose of the EVC Plan is to focus efforts on achievement of near-term financial objectives that are critical to the success of the Company; to reward accomplishments when performance meets or exceeds established targets or business plan objectives; and to more closely tie total compensation (base salary plus EVC) to the financial results of the Company. The Committee will administer the EVC Plan for fiscal 2007 such that the business performance goals under the EVC Plan are effectively the same as the company-wide goals under the Management Variable Compensation (MVC) Plan.

Incentive compensation, when earned, is payable in cash to each recipient by December 30 following the close of the fiscal year unless the executive elects to defer a portion in the Company’s non-qualified, non-secured compensation deferral plan.

Equity Based Incentives.    The stock option plans constitute the Company’s long-term incentive plans for directors, executive officers, managers and key functional and technical leaders and may also include consultants. The objectives of the stock option plans are to attract and retain those who contribute to the long-term success of the Company and align the interests of participants with the shareowners. Stock options are granted annually at the market price on the date of the grant. Options outstanding under current plans typically fully vest in three years and expire in five years. The Committee has historically made grants of restricted stock under the plans from time to time to selected executive officers in appropriate circumstances. No restricted stock was granted to executive officers during fiscal 2006.

Retirement Savings Plan.    The Company sponsors a Retirement Savings Plan for all U.S. employees. All U.S. executive officers, including the Named Executives, are included in this Retirement Savings Plan. The Retirement Savings Plan includes two Company contribution components. The first component is a fiscal year contribution provided for all U.S. employees under which the Company provides a three percent contribution on earnings below the Social Security wage base and six percent on earnings above the Social Security wage base, up to the limits allowed under U.S. law. The second component is a match contribution for all U.S. employees under which the Company partially matches employee 401(k) contributions at a proportion set by the Company. The Committee approves changes to the fiscal year contribution and the Company’s matching formula.

Chief Executive Officer Compensation.    Mr. Emery served as Chief Executive Officer of the Company throughout fiscal 2006 and is compensated on the same basis as the other executive officers as described above. The Committee reviews all components of Mr. Emery’s compensation. It also recommends to the independent directors the components of Mr. Emery’s compensation. Mr. Emery received a base salary of $483,014 during the fiscal year ended September 30, 2006, and received a bonus of $354,307 for fiscal 2006. In addition, he received reimbursements and certain fringe benefits generally available to executive officers of the Company. The Committee is very pleased with the performance of the Company in fiscal 2006. The Committee especially noted the continued improvements in the core businesses of the Company as reflected in the solid revenue and strong earnings growth. The Committee noted the positive progress the Company has made on its initiatives which support profitable growth.

Section 162(m) Policy.    The Committee intends to continue its practice of paying competitive compensation in order to attract and retain the senior executives necessary to manage business in the best interests of the Company and its shareowners. Under some circumstances, this practice may require the Company to pay compensation in excess of $1,000,000 to certain key executives. Under Section 162(m) of the U.S. Internal Revenue Code, if the Company pays compensation in excess of $1,000,000 to any executive officer named in the table entitled “Summary Compensation Table”, the Company can fully deduct the amounts in excess of $1,000,000 only if the Company meets specified shareowner approval and Company performance requirements. The Company’s stock option plans contain provisions approved by shareowners so that the tax deductibility of amounts realized from the exercise of options granted under the Company’s Stock Options Plans will not be limited by Section 162(m). Additionally, the Company’s EVC Plan contains provisions approved by shareowners so that the tax deductibility of amounts realized from the EVC Plan will not be limited by Section 162(m). Although the Company intends to maximize the deductibility of compensation paid to executive officers, it also intends to maintain the flexibility to take actions considered to be in the Company’s best interests including, where appropriate, entering into compensation arrangements under which payments are not deductible under Section 162(m).

Board Action.    The Company’s independent directors approve new stock option and stock purchase plans for submission to shareowner vote and approve the annual Company objectives for inclusion in the annual incentive plans. In addition, the independent directors acting in executive session annually review and approve the components of each Named Executive’s compensation.

SUBMITTED BY THE HUMAN RESOURCES COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS

Brendan C. Hegarty, Chairman
Jean-Lou Chameau
Barb J. Samardzich

Shareowner Return Performance

The graph and table below set forth a comparison of the cumulative shareowner return of the Company’s Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Russell 2000 Index and a peer group of companies in the Laboratory Apparatus and Analytical, Optical, Measuring, and Controlling Instruments Standard Industrial Code (SIC Code 3820) who are traded on the NASDAQ, AMEX and NYSE exchanges. The table below compares the cumulative total return of the Company’s Common Stock over the last five fiscal years assuming a $100 investment on September 30, 2001 and assuming reinvestment of all dividends. The table and graph are not necessarily indicative of future investment performance.

	FISCAL YEAR ENDED

	9/30/01	9/28/02	9/27/03	10/2/04	10/1/05	9/30/06

MTS Systems Corporation	$100.00	85.90	131.36	202.84	349.82	303.01

Russell 2000 Index	100.00	90.57	123.19	147.04	173.44	190.65

SIC Code 3820 (Modified to remove non-exchange traded companies)	100.00	84.33	119.76	144.06	163.55	183.16

The Company’s Common Stock closed at $32.34 per share on September 29, 2006.

Employment and Other Agreements

In a letter dated February 6, 1987, MTS Sensor (formerly Hellwig GmbH) agreed to pay Mr. Hellwig a life-long retirement pension in the amount of DM 2,500 per month after his 65th birthday or earlier in the event of a disability. In the event of Mr. Hellwig’s death, MTS Sensor agreed to pay Mr. Hellwig’s spouse a survivor’s pension of DM 1,500 per month for her lifetime. The survivor’s pension is terminated should Mr. Hellwig’s spouse remarry. During fiscal 2006 MTS Sensor contributed the amount reflected in the Summary Compensation Table to Mr. Hellwig’s retirement pension insurance fund. MTS Sensor is obligated to continue contributing to the retirement pension insurance fund even if Mr. Hellwig’s employment is terminated for any reason other than death or disability.

Effective January 1, 1991, MTS Sensor entered into an employment contract with Mr. Hellwig. Pursuant to the contract, Mr. Hellwig receives a salary which is reviewed annually and is entitled to 30 days paid vacation per year. During fiscal 2006, Mr. Hellwig received the salary reflected in the Summary Compensation Table. Mr. Hellwig participates in the Company’s EVC Plan. Mr. Hellwig’s employment contract contains a confidentiality provision and a two-year non-compete clause after termination of the contract. MTS and Mr. Hellwig each may terminate the contract upon six (6) months prior written notice. MTS may also terminate the contract for good cause or by a shareowners’ meeting resolution. The contract expires in the year of Mr. Hellwig’s 65th birthday.

Mr. Emery has an agreement with the Company under which, upon the termination of his employment by the Company other than for cause, he will receive monthly payments over a period of 18 months based upon his highest annual salary during any 12-month period during the preceding 36 months and the average annual management variable compensation and fiscal year retirement contribution he received during the three most recent fiscal years ending immediately prior to termination. In addition, he will be entitled to continuation of his benefits during such period. As of the date hereof, the maximum aggregate amount payable to Mr. Emery would be $1,442,527, not including the cost of continuation of his benefits for the 18-month period. As a condition of the receipt of such payments, he has agreed not to render services to any entity concerning any competing product for a period of 18 months and has agreed to maintain the confidentiality of certain information deemed by the Company to be proprietary. In the event of a change of control, the terms of the change of control agreement described below will supersede the terms of this agreement.

In December 2005, the Company entered into amended and restated change in control agreements with each of Mr. Emery, Ms. Knight, Ms. Hamilton and Ms. Staby. In the event of a change in control, they will be entitled to receive, upon termination of their employment by the Company without cause, or by the executive for good reason, at any time within 24 months of such change in control, a lump-sum payment equal to two (2) times their annual compensation. In addition, they will be entitled to continuation of their benefits for a period of 24 months and reimbursement of legal fees in connection with the termination, including fees associated with the enforcement of the change in control agreements. As a condition of the receipt of such benefits, they have agreed not to render services to any entity concerning any competing product for a period of one year following the date of termination unless the change in control was not approved by the Company’s Board of Directors. In general, a “change in control” would occur if 30% or more of the Company’s outstanding voting stock was acquired by any person, if current members of the Board of Directors or their successors elected or nominated by such members ceased to constitute at least a majority of the Board of Directors, or if the Company consummated a merger, consolidation, share exchange, division or other reorganization with another company. The amount payable under the change in control agreements will be reduced by any amounts payable under other employment-related agreements that provide for similar payments.

Director Compensation

Directors who are not otherwise directly or indirectly compensated by the Company are each paid directors’ fees in the form of an annual retainer of $40,000, which includes all Board meetings. In addition, at the discretion of the Committee Chair, committee members who attend committee meetings are compensated at a rate of $1,000 per meeting. The Chair of the Audit Committee receives an additional $10,000 annually and the Chairs of the Human Resources and Governance and Nominating Committees receive an additional $5,000 annually.

Pursuant to the Company’s 2006 Stock Incentive Plan, upon his or her election or re-election to the Board of Directors at the Company’s annual meeting of shareowners, each non-employee director will be granted shares of restricted stock in an amount to be determined at the sole discretion of the Board of Directors. At this year’s Annual Meeting, each non-employee director will receive the number of shares (rounded to the next whole share) equal to $80,000 divided by the closing price of the Company’s Common Stock on the date of the Annual Meeting. Each such restricted stock award shall be granted on the date such non-employee director is elected or re-elected to serve on the Board of Directors and shall vest as to one-third of the shares on the date of each of the three regular annual meetings of shareowners following the date of grant, provided such director continues to serve. If a non-employee director resigns, retires or otherwise terminates his/her service as a director of the Company following ten years of service as a director, the vesting of all unvested shares of restricted stock will be accelerated (i.e., any vesting requirements with respect to outstanding shares shall terminate). If a non-employee director retires, resigns or otherwise terminates his/her service as a director after having served less than ten years, any restricted shares which have not vested as of the date of termination of service as director will be forfeited. Non-employee directors are also reimbursed for travel expenses to Board of Directors’ meetings.

Certain Transactions

During the last fiscal year, MTS Sensor purchased approximately 923,245 euros ($1,171,333) of mechanic components and remote-mechanic workbench services from Mark-Tronik GmbH (“Mark-Tronik”). MTS Sensor is owned by MTS Systems GmbH, a wholly-owned subsidiary of the Company. The brother-in-law of Mr. Hellwig, the Company’s Vice President and General Manager, is the owner and general manager of Mark-Tronik. The prices paid by MTS Sensor were, and will continue to be, the subject of arms-length negotiation on terms no less favorable to MTS Sensor than MTS Sensor could otherwise obtain.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is composed of three directors who are independent, as defined by the applicable rules of the National Association of Security Dealers for companies listed on the NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement and is available to shareowners on the Company’s Internet site located at www.mts.com. Management is responsible for the Company’s internal controls over the financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls in accordance with auditing standards generally accepted in the United States and for issuing reports thereon. The Committee’s responsibility is to monitor and oversee these processes.

Management has represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and extensively discussed the consolidated financial statements with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm.

In considering the Company’s fiscal 2006 audited consolidated financial statements, the Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). KPMG also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with KPMG that firm’s independence.

Based upon the Committee’s discussions with management and KPMG and the Committee’s review of the representations of management and the reports of KPMG, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, which was filed with the SEC on December 11, 2006.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS

Merlin E. Dewing (Chair)
Lois M. Martin
Linda Hall Whitman

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG, an independent registered public accounting firm, have been the auditors for the Company since May 31, 2002. The Audit Committee of the Board of Directors has selected KPMG to serve as the Company’s independent registered public accounting firm and to serve as auditors for fiscal 2007. Shareowner ratification of the appointment is requested. Consistent with the Company’s Audit Committee Charter and the requirements of the Sarbanes Oxley Act of 2002 and applicable rules and regulations of the SEC and the NASDAQ Stock Market, the ratification of the appointment of independent auditors by the shareowners shall in no manner impinge upon or detract from the authority and power of the Audit Committee to appoint, retain, oversee and, if necessary, disengage the independent auditors. In the event the appointment of KPMG is not ratified by the shareowners, the Audit Committee will make another appointment to be effective at the earliest feasible time.

Representatives of KPMG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following table presents aggregate fees billed for professional services rendered by KPMG in fiscal 2005 and 2006 for the audit of the Company’s annual financial statements and for other services.

	($000’s) Fiscal Year

Type of Fee	2005	2006

Audit Fees(1)	$2,071	$1,635
Audit-Related Fees(2)	12	13
Tax Fees(3)	76	65
All Other Fees	—	—

Total fees	$2,159	$1,713

(1)	Includes annual audit of consolidated financial statements and Sarbanes-Oxley Section 404 attestation services.
(2)	Audit-related fees consist of fees for audits of the Company’s employee benefit plan.
(3)	Tax fees consist of fees for tax compliance and tax consultation services.

The above amounts include out-of-pocket expenses incurred by KPMG. The Audit Committee pre-approved all non-audit services described above. The Audit Committee has determined that the provision of the services described above was and is compatible with maintaining the independence of KPMG.

The Audit Committee’s current practice on pre-approval of services performed by the independent registered public accounting firm is to require pre-approval of all audit services and permissible non-audit services. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the firm’s independence. In addition, the Audit Committee has delegated authority to grant certain pre-approvals to the Audit Committee Chair. Pre-approvals granted by the Audit Committee Chair are reported to the full Audit Committee at its next regularly scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP.

SHAREOWNER PROPOSALS

The proxy rules of the SEC permit shareowners of a company, after timely notice to the Company, to present proposals for shareowner action in the Company’s Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareowner action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a shareowner proposal to be considered for inclusion in the Proxy Statement for the Company’s 2007 Annual Meeting of Shareowners to be held in early 2008, the proposal prepared in accordance with the proxy rules must be received by the Secretary of the Company in writing no later than August 24, 2007. In addition, if the Company receives notice of a shareowner proposal before November 16, 2007, or after December 17, 2007, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e), and the persons named in proxies solicited by the Board of Directors for its 2007 Annual Meeting of Shareowners may exercise discretionary voting power with respect to such proposal. If the Company receives notice of a shareowner proposal between November 16, 2007 and December 17, 2007, the persons named in proxies solicited by the Board of Directors for its 2007 Annual Meeting of Shareowners may not exercise discretionary voting power with respect to such proposal.

The Company’s Bylaws provide that certain additional requirements be met in order that business may properly come before the shareowners at the Annual Meeting. Among other things, shareowners intending to bring business before the Annual Meeting must provide written notice of such intent to the Secretary of the Company. Such notice must be given not less than 45 days nor more than 75 days prior to a meeting date corresponding with the previous year’s Annual Meeting date and must contain certain required information. Shareowners desiring to bring matters for action at an Annual Meeting should contact the Company’s Secretary for a copy of the relevant procedure. Since no notice was received with respect to this year’s Annual Meeting, no shareowner may bring additional business before the Annual Meeting for action.

GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the SEC require the Company to disclose the identity of directors, executive officers and beneficial owners of more than 10% of the Common Stock of the Company who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of copies of such reports and written representations from reporting persons, the Company believes that all directors and executive officers complied with all filing requirements applicable to them during the fiscal year ended September 30, 2006.

Other Matters

The management of the Company knows of no matters other than the foregoing to be brought before the Annual Meeting. However, this proxy gives discretionary authority in the event that additional matters should be presented.

The Company’s Annual Report and Form 10-K for the past fiscal year is enclosed herewith and contains financial statements for the fiscal year ended September 30, 2006. A copy of the Annual Report and Form 10-K filed with the SEC, together with any specifically requested exhibits, will be furnished without charge to any shareowner who requests it in writing from Paul Runice, Treasurer of the Company, at the address noted on the first page of this Proxy Statement, from the SEC’s Internet site at www.sec.gov, or via the Company’s Internet site at www.mts.com.

APPENDIX A

MTS SYSTEMS CORPORATION
AUDIT COMMITTEE CHARTER

A.	PURPOSE
The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting and financial reporting practices, and the quality and integrity of the financial statements of MTS Systems Corporation (the “Corporation”). The Committee’s purpose is to oversee the internal and external accounting and financial reporting processes and systems of internal accounting and financial controls of the Corporation and the audits of the financial statements of the Corporation and the independence, qualifications and performance of the Corporation’s external auditors.
While the Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is oversight. The Committee is not responsible for planning or conducting the Corporation’s financial statements audit and related attestation of the Corporation’s internal controls or determining whether the Corporation’s financial statements are complete and accurate or in accordance with applicable accounting rules and securities laws. Such activities are the responsibility of management and the Corporation’s independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Corporation’s financial statements or guarantors of the Corporation’s independent auditors’ reports. It is not the duty or responsibility of the Committee to insure that the Corporation complies with all laws and regulations. Each member of the Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Corporation.
B.	ORGANIZATION
1.	Membership. The Committee will at all times consist of at least three directors appointed by the Board of Directors of the Corporation, each member to serve until his or her successor is duly appointed, or until his or her earlier death, resignation or removal by the Board of Directors.
2.	Qualifications.
(a)	Definitions.
(i)	“Audit Committee Financial Expert” means an audit committee financial expert as defined in rules of the Securities and Exchange Commission (the “SEC”), as now in effect or as amended from time to time.
(ii)	“Financial Expert” means a director who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
(iii)	“Financially Literate” means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.
(iv)	“Independent Director” means a director who is independent under Rule 4200 of the National Association of Securities Dealers (“NASD”).
(v)	“Listing Standards” means the rules of the NASD’s Nasdaq Stock Market applicable to the Corporation.
(b)	Knowledge and Experience Requirements. All members of the Committee must be Financially Literate. At least one member of the Committee must be a Financial Expert. If possible, at least one member of the Committee (who may also be the Financial Expert) should be an Audit Committee Financial Expert to allow the Corporation to disclose that it has an Audit Committee Financial Expert.
(c)	Independence. Except as provided in the third sentence of this paragraph, each member of the Committee must be an Independent Director, must satisfy the requirements of Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934 (the “Act”); must be free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of the Corporation; and must not have participated in the preparation of the financial statements of the Corporation or any current subsidiary at any time during the past three years. Each member of the Committee shall promptly notify the Board of Directors of any circumstance which might compromise their independence. The Board of Directors may, if necessary, appoint one member to the Committee who does not qualify as an Independent Director but only if such person (A) meets the criteria of Section 10A(m)(3) of the Act and the rules promulgated thereunder and (B) is not an officer or employee of the Corporation or any family member of such officer or employee. Appointment of a director to the Committee who is not an Independent Director shall be made only in strict compliance with the qualification and disclosure rules governing such appointment.
(d)	Compliance Determinations. Compliance with the qualification requirements of this Charter shall be affirmatively determined by the Board of Directors of the Corporation in its sole business judgment and in accordance with applicable laws, rules and regulations in effect from time to time.
3.	Meetings.
(a)	Frequency. The Committee shall meet in person or telephonically at least four times during each fiscal year of the Corporation, or as frequently as the Committee deems appropriate. The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate.
(b)	Agenda and Notice. The Chair of the Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Committee meeting to each member prior to each meeting. The Chair or a majority of the members of the Committee may call a special meeting of the Committee upon 48 hours’ prior notice.
(c)	Holding and Recording Meetings. Committee meetings may be held in person, telephonically or by written action in accordance with Minnesota law. Written minutes shall be prepared by the Committee for all meetings.
(d)	Chair. The Board of Directors shall designate a Chair of the Committee. The Chair must be an Independent Director. The Committee may delegate any of its responsibilities to the Chair to the extent permitted by applicable law.
(e)	Quorum. A majority of the members of the Committee shall constitute a quorum.
C.	RESPONSIBILITIES
1.	Independent Auditors
(a)	Selection and Disengagement of Independent Auditors. The Committee has the sole authority and direct responsibility for the appointment, compensation, retention and oversight of the Corporation’s independent auditors (including the resolution of disagreements between management and the independent auditor regarding financial reporting) and the independent auditors shall report directly to the Committee. If the Committee so determines in its sole discretion, or if required by the Corporation’s Articles of Incorporation or Bylaws, the selection of independent auditors shall be submitted for ratification by the Corporation’s shareholders.
(b)	Performance and Independence of Independent Auditors. The Committee is expected to evaluate the qualifications and performance and confirm the independence of the independent auditors on an ongoing basis, but not less frequently than annually. The Committee shall confirm receipt from the independent auditors of a formal written statement delineating all relationships between the Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.
(c)	Approval of Independent Auditor Services. The Committee must review and, in its sole discretion, pre-approve the independent auditors’ annual engagement letter and all audit, audit-related, tax and other permissible services proposed to be provided by the independent auditor in accordance with the applicable Listing Standards and SEC rules, and the fees for such services. Pre-approval of permissible non-audit services may be pursuant to policies and procedures established by the Committee for the pre-approval for such services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting. Prior to the establishment of such policies and procedures, approval of all services to be provided by the independent auditor shall be made by the Committee.
(d)	Review of Independent Auditor Report. The Committee shall review, prior to the filing of the Corporation’s audit report with the SEC: (i) reports, if any, required to be prepared or provided by the independent auditors on all critical accounting policies and practices to be used; (ii) all alternative treatments within applicable accounting rules for policies and practices related to material items that have been discussed with management, including the ramifications of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (iii) any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted audit differences.
2.	Financial Reporting Process
(a)	Open Communications. The Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation’s finance department. The Committee shall also provide and facilitate sufficient opportunity for the independent auditors to meet with members of the Committee without members of management present.
(b)	Annual Audit Review. The Committee is expected to review with management and the independent auditors the Corporation’s financial statements (including footnotes) for each fiscal year, together with the independent auditor’s audit and audit report thereon, prior to their being filed with the SEC. In performing such review, the Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit required to be communicated to the Committee by the independent auditors pursuant to applicable auditing standards, brought to the Committee’s attention by management or the independent auditors, or which are raised by members of the Committee. The Committee is also expected to review and discuss the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the annual reports filed with the SEC prior to such filings. In connection with the annual reviews, the Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.
(c)	Quarterly Reviews. The Committee is expected to review with management and the independent auditors the Corporation’s financial statements for each quarter prior to their filing with the SEC, together with the independent auditors review thereon and any required communications to the Committee pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. The Committee is also expected to review the Corporation’s disclosures under “Management Discussion and Analysis of Financial Condition and Results of Operations” included in the quarterly reports filed with the SEC prior to such filings. In connection with the quarterly reviews, the Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure.
(d)	Earnings Announcement Reviews. The Committee is expected to meet with management and the independent auditors to review the annual and quarterly financial results of the Corporation prior the issuance of any related press releases or other announcements of earnings.
(e)	Review of Internal Controls. The Committee is expected to consider and review with management and the independent auditors the adequacy of the Corporation’s internal controls, including information systems control and security and recordkeeping controls. The Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.
(f)	Review Audit Scope. The Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.
(g)	Legal Compliance; Investigations. In connection with the annual review, the Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation’s financial statements or financial reporting.
3.	Disclosures
(a)	Audit Committee Report. The Committee shall prepare an Audit Committee Report for inclusion in the Corporation’s Proxy Statement for each annual meeting of shareholders pursuant to the rules governing such Reports.
(b)	Recommendation. The Committee shall recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.
(c)	Audit Committee Disclosures. The Committee shall review all other disclosures made regarding the Committee or the audit engagement in the Corporation’s SEC filings.
4.	Conflicts of Interest and Complaints
(a)	Conflicts of Interest. The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors such that all such transactions are approved by the Committee or another independent body of the Board.
(b)	Submission of Complaints. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.
5.	Legal Counsel and Advisers to the Audit Committee. The Committee may consult with the Corporation’s legal counsel at such times as the Committee deems appropriate. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.
6.	Funding of the Audit Committee. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; to any other advisers engaged by the Committee; and of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.	Other Responsibilities
(a)	Reports to the Board of Directors. The Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Committee with such recommendations to the Board of Directors as the Committee deems appropriate.
(b)	Annual Review of this Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.
(c)	Other Responsibilities. The Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Committee. Any member of the Committee or management of the Corporation is authorized to certify to the NASD the Corporation’s compliance with rules governing audit committees in such form as the NASD may prescribe. The Committee shall have the authority to initiate and conduct investigations with respect to matters within the scope of the Committee’s responsibilities.

This Audit Committee Charter was revised and adopted by the Board of Directors of the Corporation on November 25, 2003.

MTS SYSTEMS CORPORATION

ANNUAL MEETING OF SHAREOWNERS

Tuesday, January 30, 2007

5:00 P.M.

14000 Technology Drive

Eden Prairie, Minnesota 55344

MTS SYSTEMS CORPORATION 14000 Technology Drive Eden Prairie, Minnesota 55344	Common Stock	proxy

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MTS SYSTEMS CORPORATION

The undersigned hereby appoints Sidney W. Emery, Jr. and John R. Houston (the “Named Proxies”), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of Common Stock of MTS Systems Corporation, held of record by the undersigned on December 1, 2006, at the ANNUAL MEETING OF SHAREOWNERS to be held on January 30, 2007, or any adjournments or postponements thereof.

See Reverse Side

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on January 29, 2007.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/mtsc/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on January 29, 2007.
•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to MTS Systems Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

\/   Please detach here   \/

The Board of Directors Recommends a Vote FOR Items 1 and 2

1.	To elect seven directors:	Nominees:	01 Ricardo Artigas 02 Jean-Lou Chameau 03 Merlin E. Dewing 04 Sidney W. Emery, Jr.	05 Brendan C. Hegarty 06 Lois M. Martin 07 Barb J. Samardzich	☐ Vote FOR all nominees listed (except as marked as contrary below)	☐ WITHHOLD authority for all

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) in the box provided.)

2.	To ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the current fiscal year; and	☐ For	☐ Against	☐ Abstain

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

THIS PROXY/VOTING INSTRUCTION WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 AND 2.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.